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								EXHIBIT 10





				AMENDED AND RESTATED
			ESTERLINE TECHNOLOGIES CORPORATION
			       1987 STOCK OPTION PLAN

	1. Purpose. The purpose of the Esterline Technologies Corporation 1987
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Stock Option Plan (the "Plan") is to provide a special incentive to selected officers and other key employees of Esterline Technologies Corporation (the "Company") and its subsidiaries to promote the business of the Company and to encourage such persons to accept or continue employment with the Company. Accordingly, the Company will offer to sell shares of Stock as hereinafter defined to such employees of the Company as are designated in accordance with the provisions of the Plan.

	2. Definitions.
           ------------

		2.1 "Board of Directors" means Esterline's Board of Directors as constituted from time to time.

		2.2 "Code" means the Internal Revenue Code of 1986, as amended.

		2.3 "Committee" has the meaning ascribed to it in Section 3 below.

		2.4 "Company" means Esterline and its subsidiaries and divisions.

		2.5 "Disinterested Person" has the meaning ascribed to it in
		Section 3 below.

		2.6 "Option" means the right to purchase Stock under the Plan.

		2.7 "Plan" means the Amended and Restated Esterline Technologies Corporation 1987 Stock Option Plan as set forth herein.

		2.8 "Stock" means Esterline common stock, par value $.20 per share.

	3. Administration. The Plan shall be administered either by the Board
           ---------------
of Directors of Esterline or by a committee of two or more Disinterested Persons, as defined below, appointed by the Board of Directors. (Except where the context otherwise requires, the term "Committee" shall mean any committee so appointed or, if no such committee is appointed, the Board of Directors.) Directors of Esterline who are either eligible for options or to whom options have been granted may vote on any matters affecting the administration of the Plan or the granting of options under the Plan; provided, however, that no director shall vote with respect to the granting of an option thereunder to himself or herself and provided further that no option may be granted to a director under the Plan except by:

	(i) The Committee; or

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                                                                   EXHIBIT 10

	(ii) The Board of Directors at a meeting at which all the directors, and all the directors voting on a grant, are Disinterested Persons; provided, that no person shall be authorized to serve as a member of the Committee if he or she is not a Disinterested Person; and, provided further, that any action taken by the Committee which is not in full compliance with the disinterested administration provisions of Rule 16b-3(c) of the Securities Exchange Act of 1934, as amended, shall be void and of no effect.

	For purposes of this Section 3, a "Disinterested Person" means a director who has not at any time within one year prior to exercising discretion in administering the Plan been allocated or granted equity securities or stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates, or is otherwise "disinterested" as defined in Rule 16b-3(c) of the Securities Exchange Act of 1934, as amended. Subject to the provisions of the Plan, the Committee is authorized (a) to direct the grant of Options, (b) to determine which of the employees of the Company shall be granted Options, when such grant shall be made and the number of shares of Stock to be covered by such Options, (c) to determine the fair market value of the Stock covered by each Option, (d) to determine the nature and amount of consideration to flow to the Company, (e) to determine the manner and in its discretion either generally or in any one or more particular instances to accelerate the time or times when such Options shall be exercisable, (f) to determine other conditions and limitations, if any, on each Option granted under the Plan (which need not be identical), (g) to prescribe the form or forms of the instruments evidencing the Options and any restrictions imposed on the Stock purchased under the Options and of any other instruments required under the Plan and to change such forms from time to time, (h) to adopt, amend and rescind rules and regulations for the administration of the Plan and waive compliance either generally or in any one or more particular instances by an optionee with the requirements of any such rule or regulation or any Option, subject to the provisions of the Plan and any other applicable requirements, (i) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan and (j) to interpret the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.
Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

	4. Shares Covered by the Plan. The Stock to be offered under the
           ---------------------------
Plan may be unissued shares or treasury shares or a combination thereof, as the Committee may from time to time determine. Subject to Section 11, the number of shares available and reserved for issue under the Plan shall not exceed 1,325,000 shares of Stock. If any Options granted under the Plan, for any reason, terminate or expire without having been exercised in full, the Stock not purchased under such Options shall be available again for purposes of the Plan.

	5. Eligibility. Key employees of the Company (including officers and
           ------------
directors who are employees) shall be eligible for selection by the Committee as optionees under the Plan. In selecting the individuals to whom Options shall be granted, as well as in determining the number of shares subject to each Option, the Committee shall take into consideration the recommendations of the members of the Committee who are also employees of the Company and such factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An individual who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options; provided, however, subject to Section 11, no individual shall be granted Options to purchase in the aggregate more than 350,000 shares of Stock.

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                                                                   EXHIBIT  10

	6. Limitations on Granting of Options. No Option shall be granted
           -----------------------------------
under the Plan after October 27, 1997.

	7. Terms and Conditions of Options. All Options granted under the Plan
           --------------------------------
shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purposes of the Plan:

		(a) Option Price. The Option price per share of Stock under
                    -------------
each Option shall be not less than the fair market value per share at the time the Option is deemed granted pursuant to paragraph (b) below. For purposes of the Plan the fair market value of the Stock on any date shall be determined by the Committee and may be computed by such method as the Committee shall consider will reflect the fair market value of the Stock on such date. The proceeds of sale of Stock subject to Options are to be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

		(b) Time of Granting Options. The date of grant of an Option
                    -------------------------
under the Plan shall, for all purposes, be the later of the date on which the Committee makes the determination granting such Option or the establishment of the Option price and no grant shall be deemed effective under the Plan prior to such date. Notice of the determination shall be given to each employee to whom an Option is so granted within a reasonable time after the date of such grant.

		(c) Period of Options. The period of an Option shall not exceed
                    ------------------
ten years from the date of the grant and no Option shall be exercisable after the expiration of such term. In addition, and except as provided in Section 8 hereof, an Option shall not be exercisable unless the holder thereof shall, at the time of exercise, be an employee of the Company or a subsidiary or an affiliate of the Company.

		(d) Exercise of Options. Except as hereinafter provided, each
                    --------------------
Option shall be made exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted. In the case of an Option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Option may be exercised. The options granted to each of the Company's officers shall become 100% vested and exercisable on the day before the first to occur \ of the following events:

		   	(i) Any Person (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]), or a broker, bank or trust company holding common stock of the Company for the account of customers who are not members of a "group" (within the meaning of Section 13(d) of the Exchange Act), becoming the record or beneficial owner of 30% or more of any class of the Company's voting equity securities, as disclosed by the Company's stock records or in any other way, including, without limitation, any filing with the Securities and Exchange Commission or otherwise (a "Change in Control"); or

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                                                                      EXHIBIT 10

		(ii) Upon the purchase of 30% or more of any class of the Company's voting equity securities pursuant to any tender offer or exchange offer for shares of the Company's stock, other than one made by the Company (a "Tender Offer"); or

		(iii) Upon approval by the shareholders of the Company (or, if later, approval by the shareholders of a third party) of any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than fifty percent (50%) of the outstanding shares of the Company's stock into securities of a third party, or cash, or property, or a combination of any of the foregoing (a "Merger").

		In addition, all Options granted hereunder shall become 100% vested and exercisable on the day before approval by the Board of Directors of a sale(s) or other disposition(s), during any twelve fiscal month period, aggregating 30% or more of the equity book value of the Company as measured at the fiscal month end immediately preceding the first such sale or disposition.

	8. Early Termination of Option. All Options granted which have not as
           ----------------------------
yet become vested and exercisable shall terminate immediately upon termination of employment or death. All exercisable Options that have not been exercised shall terminate as follows:

		(a) Termination of Employment. All right to exercise an Option
                    --------------------------
shall terminate not more than three (3) months after the optionee's employment terminates for any reason other than his death or his disability (within the meaning of the Company's long term disability plan, if any and if none within the meaning of 105(d)(4) of the Code) or, if the Option Certificate otherwise provides, his termination after becoming eligible for retirement under the terms of the Esterline Retirement Plan and Trust as in effect on the date of his termination ("Retirement"). Transfer from one corporation within the Company to another shall not be deemed termination of employment. The Committee shall have the authority to determine in each case whether an authorized leave of absence or absence on military or governmental service shall be deemed a termination of employment for purposes of this subsection.

		(b) Death of Optionee. If any optionee dies while employed by
                    ------------------
the Company, or within three (3) months thereafter, his Option shall terminate at the time provided in his Option certificate for termination in the event of death or, if the certificate contains no such provision, his Option shall terminate three years after his death (but in each instance not later than the date the Option would otherwise expire). In the meantime, subject to the limitations in the Option, it may be exercised by the executors or administrators of his estate or by his legatees or heirs.

		(c) Disability. In the event of termination of an optionee's
                    -----------
employment as a result of disability within the meaning of paragraph (a) above, an optionee's Option shall terminate three years after his employment terminates, in no event, however, may an Option be exercised after the expiration of the Option period.

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                                                                    EXHIBIT 10


		(d) Retirement. In the event of termination of an optionee's
                    -----------
employment as a result of his Retirement, his option shall terminate at the time specified in the Option certificate which shall not be a period greater than three years following his termination (but not, in any event, later than the date the Option would otherwise expire).

	9. Payment for Stock. Shares which are subject to an Option shall be
           ------------------
issued only upon receipt by the Company of full payment of the consideration for the shares as to which the Option is exercised. The Optionee may pay for all or any portion of the aggregate option exercise price for any shares of Stock purchased upon the exercise of any Option by delivering to the Company shares of Stock previously held by such optionee or by having shares withheld from the amount of shares of Stock to be received by the optionee. The optionee may also request the Company to withhold from the amount of shares to be received by the optionee upon the exercise of Options the amount of shares less than or equal to the amount necessary to meet federal, state and local tax withholding requirements, if any, or may elect to deliver to the Company shares of the Company's Stock previously held by an optionee in an amount sufficient to satisfy such tax withholding requirement. Such an election with respect to the tax withholding obligation (the "Withholding Election") must be made on or before the date that the amount of the tax to be withheld is determined (the "Tax Date"). The shares of Stock received by the Company or withheld by the Company as payment for shares of Stock purchased upon the exercise of Options or in payment of the applicable tax withholding requirements shall have a fair market value (as established by the Committee) equal to the aggregate option exercise price (or portion thereof) or tax withholding amount to be paid through the exchange of previously held shares of Stock or through the withholding of shares of Stock to be received by the optionee upon exercise. Optionees who are subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 who wish to make a Withholding Election must do so either six months or more prior to the Tax Date or within the ten-day period beginning the third business day following the release to the public of a quarterly or annual summary statement of sales and earnings of the Company and ending the twelfth business day after such release date, but in no event later than the
Tax Date. The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding Stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the optionee such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 and may require that the optionee agree that any sale of the shares will be made only in such manner as is permitted by the Committee and that he will notify the Company when he makes any disposition of the shares whether by sale, gift or otherwise. The Company shall use its best efforts to effect any such compliance and listing, and the optionee shall take any action reasonably requested by the Company in such connection. An optionee shall have the rights of a shareholder only as to shares actually acquired by him under the Plan.
	10. Nontransferability of Options. No Option may be transferred by the
            ------------------------------
optionee otherwise than by will or by the laws of descent and distribution, and during the optionee's lifetime the Option may be exercised only by him. More particularly, but without limiting the generality of the foregoing, an Option may not be assigned, transferred (except as provided in the next preceding sentence), pledged, or hypothecated in any way (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any Option contrary to the provisions of the Plan, and any levy of any attachment or similar process upon an Option will be null and void and without effect, and the Committee may, in its discretion, upon the happening of any such event, terminate an Option forthwith.

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                                                                      EXHIBIT 10


	11. Changes in Stock. In the event of a stock dividend, stock split or
            -----------------
other change in corporate structure or capitalization affecting the Stock, the number and kind of shares of stock on which Options may be granted hereunder, the number and kind of shares of stock remaining subject to each Option outstanding at the time of such change and the Option price shall be appropriately adjusted by the Committee, whose determination shall be binding on all parties concerned. Subject to any required action by the stockholders, if Esterline shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which Esterline survives but its outstanding shares are converted into securities of another corporation or exchanged for other consideration), any Option granted hereunder shall pertain and apply to the securities which a holder of the number of shares of Stock then subject to the Option should have been entitled to receive. A dissolution or liquidation of Esterline or a merger or consolidation in which Esterline is not the surviving corporation or its outstanding shares are so converted or exchanged shall cause every Option hereunder to terminate, but at least 20 days prior to the effective date of any such dissolution or liquidation (or if earlier any related sale of all or substantially all assets) or of any such merger or consolidation, the Committee shall either make all Options outstanding hereunder immediately exercisable or arrange that the successor or surviving corporation, if any, grant replacement Options.

	12. Employment Rights. Neither the adoption of the Plan nor the grant
            ------------------
of any Option under it shall confer upon any employee of the Company any right to continued employment with the Company, nor shall either interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause. Neither the existence of the Plan nor the grant of any Option hereunder shall be taken into account in determining any damages to which an employee may be entitled upon termination of his employment.

	13. Miscellaneous.
            --------------
		(a) Other Awards and Compensation. The Plan shall not restrict
                    ------------------------------
the authority of the Board of Directors of the Company, acting directly or by authorization to any committee, for proper corporate purposes, to grant or assume stock Options or replacements or substitutions therefor, other than under the Plan, whether in connection with any acquisition or otherwise, and with respect to any employee or other person, or to award bonuses or other benefits to optionees under the Plan in connection with exercises under the Plan or otherwise or to maintain or establish other compensation or benefit plans or practices.

		(b) Statutory References, etc. References to the provisions of
                    --------------------------
statutes and regulations in the Plan shall be deemed to refer to such provisions as from time to time in effect, unless the context suggests otherwise.

	14. Termination and Amendment of the Plan.
            --------------------------------------
		(a) Termination of Discontinuance of the Plan. The Plan shall terminate ten years from the date on which it is adopted by the Board of Directors or the date on which it is approved by the shareholders, whichever is earlier. Prior thereto, the Board of Directors may suspend or terminate the Plan or discontinue granting Options under the Plan at any time; provided, however, that any such suspension, termination or discontinuance shall not affect any Options then outstanding under the Plan. No Options under the Plan may be granted after termination of the Plan.


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                                                                     EXHIBIT 10


		(b) Amendment of the Plan. The Board of Directors from time to
                    ----------------------
time may make such modifications or amendments of the Plan as it may deem advisable but may not, without further approval of the shareholders of Esterline, except as provided in Section 11 hereof (i) increase the maximum number of shares which shall be available and reserved for issue under the Plan, or (ii) change the class of persons eligible to receive Options, or (iii) extend the term of the Plan beyond the period provided in this Section.

		(c) Amendment of Outstanding Options. The Committee may at any
                    ---------------------------------
time or times amend any outstanding Option or Options for the purpose of satisfying the requirements of any changes in applicable laws or regulations. Further, it may, with the consent of the holder of the Option, make such modifications or amendments as it shall deem advisable.

		(d) Limitation. Except as provided in Section 11, neither the
                    -----------
termination nor any modifications or amendment of the Plan or any outstanding Option shall, without the consent of the holder of an Option theretofore granted under the Plan, adversely affect the rights of such holder with respect to such Option or alter or impair any Option previously granted under the Plan.

	15. Termination of Right of Action. Every right of action arising out
            -------------------------------
of or in connection with the Plan by or on behalf of the Company, or by any shareholder of Esterline against any past, present or future member of the Board of Directors or against any employee, or by an employee (past, present or future) against the Company shall, irrespective of the place where an action may be brought and irrespective of the place or residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect to which such right of action is alleged to have arisen.

	16. Effectiveness of the Plan. The Plan shall become effective on
            --------------------------
October 28, 1987, but shall be subject to approval by the shareholders of Esterline at a meeting of shareholders duly called and held, or by written consent duly given, no later than twelve months after the adoption of the Plan by the Board of Directors.

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